UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2021

CONSTRUCTION PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2

Dothan, Alabama 36303

(Address of principal executive offices) (ZIP Code)

(334) 673-9763

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2021, Construction Partners, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with certain affiliates of SunTx Capital Management Corp. (the “Selling Stockholders”) and Robert W. Baird & Co. Incorporated, as representative of the underwriters listed in Schedule A thereto (the “Underwriters”), pursuant to which the Selling Stockholders agreed to sell 2,000,000 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), to the Underwriters (the “Offering”) at a price of $30.85 per share (the “Purchase Price”). Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an aggregate of 300,000 additional shares of Class A Common Stock at the Purchase Price. The Offering closed on March 23, 2021. The Company did not receive any of the proceeds from the Offering.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders and other customary obligations of the parties and termination provisions. The Company and the Selling Stockholders, in each case severally and not jointly, have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any such liabilities.

Under the Underwriting Agreement, the Company, its executive officers and directors and the Selling Stockholders have also agreed, subject to certain exceptions, that they will not, among other things, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Class A Common Stock or securities convertible into or exchangeable or exercisable for any shares of Class A Common Stock (including, but not limited to, the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”)), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Class A Common Stock, whether any of these transactions are to be settled by delivery of Class A Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition or, in the case of the Company, file a registration statement under the Securities Act relating thereto, without the prior written consent of Robert W. Baird & Co. Incorporated for a period of 30 days from the date of the Underwriting Agreement.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-254441), filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021, which consists of a base prospectus filed with the SEC on March 18, 2021, a preliminary prospectus supplement filed with the SEC on March 18, 2021, and a final prospectus supplement filed with the SEC on March 22, 2021.

The Underwriters and their affiliates have, from time to time, performed, and may in the future perform, commercial banking and investment banking services for the Company and its affiliates in the ordinary course of business, for which they received or will receive customary fees and expenses. In addition, in the ordinary course of their business activities, the Underwriters and their affiliates may make or hold and actively trade securities and/or instruments of the Company and its affiliates. The Underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments.

The preceding summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

Press Releases

On March 18, 2021, the Company issued a press release announcing the Offering. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On March 18, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Transaction with Related Party

On March 17, 2021, FSC II, LLC (“FSC”), a wholly owned subsidiary of the Company, entered into an Amended and Restated Agreement Regarding Highland Park Development (the “Highland Park Agreement”) with Fred J. Smith, III, the Company’s Chief Operating Officer (“Smith”), and certain other parties, pursuant to which Smith personally assumed certain indebtedness owed to FSC by an entity owned by Smith’s father. The assumed indebtedness represents the remaining unrepaid balance of certain advances made by FSC on behalf of the debtor entity prior to the Company’s acquisition of FSC in 2011, and no new amounts were advanced to Smith by the Company, FSC or any affiliate thereof in connection with the parties’ entry into the Highland Park Agreement.

Pursuant to the Highland Park Agreement, Smith executed a promissory note in favor of FSC (the “Note”) in the principal amount of $773,770.00. The Note bears simple interest at a rate of four percent per annum and requires annual minimum payments of $100,000.00, inclusive of principal and accrued interest, with any remaining principal and accrued interest due and payable in full on December 31, 2027. As security for his payment obligations under the Note, Smith pledged as collateral 30,000 shares of the 140,389 shares of Class B Common Stock that had previously been pledged as collateral for the indebtedness owed to FSC and 7,500 shares of Class A Common Stock owned by Smith personally.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement, dated March 18, 2021, by and among Construction Partners, Inc., each of the Selling Stockholders named therein and Robert W. Baird & Co. Incorporated, as representative of the underwriters named therein

99.1*	Press release dated March 18, 2021

99.2*	Press release dated March 18, 2021

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: March 23, 2021	By:	/s/ Charles E. Owens
Charles E. Owens
President and Chief Executive Officer